UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report -December 17, 2004

HARLEYSVILLE NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	0-15237	23-2210237
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)

483 Main Street
Harleysville, Pennsylvania 19438
(Address of principal executive office and zip code)

(215) 256-8851
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Item 8.01    Other Events

On December 17, 2004, Harleysville National Corporation (the "Corporation") issued a press release announcing an agreement under which Harleysville National Bank will sell its McAdoo, Pennsylvania branch to The Legacy Bank . A copy of the press release is attached as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits

Exhibits.

Press Release of Registrant dated December 17, 2004.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HARLEYSVILLE NATIONAL CORPORATION

Dated: December 17, 2004                    /s/ Michael B. High
                 Michael B. High, EVP and Chief Financial Officer

EXHIBIT INDEX

Page

Exhibit 99.1 Press Release dated December 17, 2004, of Harleysville National Corporation (filed pursuant to Item 8.01 hereof).	5